Exhibit 10.2

Execution Version

PLEDGE AGREEMENT

Dated December 29, 2017

from

THE PLEDGORS REFERRED TO HEREIN

to

CITIBANK, N.A.,

as Collateral Agent

i

Schedules

Schedule I	-	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule II	-	Pledged Equity

Exhibits

Exhibit A	-	Form of Pledge Supplement
Exhibit B	-	Form of Authorization Statement
Exhibit C	-	Form of Acknowledgment and Consent

ii

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT dated December 29, 2017 (this “Agreement”) among INDUSTRIAL LOGISTICS PROPERTIES TRUST, a Maryland real estate investment trust (the “Borrower”), SELECT INCOME REIT, a Maryland real estate investment trust (“SIR”), and the ADDITIONAL PLEDGORS (as defined in Section 16) (each such Additional Pledgor, together with Borrower and SIR referred to herein as a “Pledgor”, and collectively, the “Pledgors”), and CITIBANK, N.A., as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to Article XI of the Credit Agreement (as hereinafter defined), the “Collateral Agent”) for the Secured Parties (as hereinafter defined).

PRELIMINARY STATEMENTS

(1)                                 The Pledgors (other than SIR) and certain other Loan Parties have entered into a Credit Agreement dated as of the date hereof (such Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the Lenders, the Agents, the Specified Derivatives Providers (as defined in the Credit Agreement) and the Issuing Banks (each as defined therein, and collectively, the “Secured Parties”).

(2)                                 Pursuant to the Credit Agreement, the Pledgors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

(3)                                 Each Pledgor identified on Schedule I hereto is the owner as of the date hereof of the Equity Interests in the respective Borrower or Guarantor (collectively, the “Initial Pledged Equity”) set forth opposite such Pledgor’s name on and as otherwise described in Schedule II and issued by the respective Persons named therein.

(4)                                 It is a condition precedent to the making of the Loans by the Secured Parties under the Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Administrative Agent.

(5)                                 Each Pledgor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

(6)                                 Capitalized terms used but not otherwise defined in this Agreement shall have their respective meanings set forth in the Credit Agreement.  Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.  “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided, however, that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

NOW, THEREFORE, in consideration of the premises, in order to induce the Secured Parties to make Advances and issue Letters of Credit under the Credit Agreement from time to time, and for good and valuable other consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, each Pledgor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

Section 1                                              Grant of Security.

Section 1.1                                    Collateral.  Each Pledgor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in such Pledgor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)                                 the following (the “Security Collateral”):  (A) the Initial Pledged Equity, (B) the Equity Interests in any Guarantor from time to time hereafter acquired or created (collectively, the “Additional Pledged Equity” and together with the Initial Pledged Equity, the “Pledged Equity”), (C) the certificates (if any) representing the Initial Pledged Equity and the Additional Pledged Equity, and (D) all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and the Additional Pledged Equity, and all subscription warrants, rights or options issued thereon or with respect thereto;

(b)                                 all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Pledgor pertaining to any of the Collateral; and

(c)                                  all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) and (b) of this Section 1 and this clause (c)) and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

Section 1.2                                    Scope of Grant.  Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 1.1 attach to any agreement, permit, consent, order or franchise covering real or personal property of any Pledgor, and any of its rights or interest thereunder, if and to the extent that the grant of a security interest or lien is prohibited by or in violation of (y) any law, rule, regulation or order, or (z) a term, provision or condition of any such agreement, permit, consent, order or franchise in each case (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including any Bankruptcy Law) or principles of equity) and such provision or condition has not been waived or the consent of the other party to such agreement, permit, consent, order or franchise has not been obtained; provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such agreement, permit, consent, order or franchise not subject to the prohibitions specified in (y) or (z) above; provided further that the exclusions referred to in this paragraph shall not include any proceeds of any such agreement, permit, consent, order or franchise.

Section 2                                              Security for Obligations.  This Agreement secures the payment of all Obligations of such Pledgor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”).  Without limiting the generality of the foregoing, this Agreement secures, as to each Pledgor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Pledgor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

Section 3                                              Pledgors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable under the contracts and agreements included in such Pledgor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4                                              Delivery and Control of Security Collateral.

Section 4.1                                    On the date hereof, all then-existing certificates or instruments representing or evidencing the Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent.  Thereafter, all other certificates or instruments representing or evidencing the Security Collateral shall, no later than ten (10) Business Days after certificates or instruments representing or evidencing the Security Collateral are acquired (or such date that is no more than thirty (30) days later as may be agreed by the Administrative Agent and the Collateral Agent, in their discretion), be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent.  In addition, upon the occurrence and during the continuance of an Event of Default and the exercise of remedies pursuant to Section 13 hereof, the Administrative Agent and the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Security Collateral for certificates or instruments of smaller or larger denominations. The Borrower shall, and each Pledgor shall cause each other issuer of Pledged Equity to, maintain its Organizational Documents in accordance with the Pledge Requirement in effect on the date of this Agreement.

Section 4.2                                    [Reserved]

Section 4.3                                    With respect to any Security Collateral, upon the request of the Administrative Agent, such Pledgor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

Section 4.4                                    Upon the occurrence and during the continuance of an Event of Default and the exercise of remedies pursuant to Section 14 hereof, the Administrative Agent shall have the right, at any time in its discretion and upon notice to any Pledgor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 9.1.

Section 5                                              Representations and Warranties.  Each Pledgor represents and warrants as follows:

Section 5.1                                    Such Pledgor’s exact legal name is correctly set forth in Schedule I hereto.  Except as otherwise notified by the Pledgors pursuant to Section 7, such Pledgor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, in the state or jurisdiction set forth in Schedule I hereto.  Except as otherwise notified by the Pledgors pursuant to Section 7, the information set forth in Schedule I hereto with respect to such Pledgor is true and accurate in all respects.  Such Pledgor has not previously changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed on Schedule I hereto.

Section 5.2                                    Such Pledgor is the legal and beneficial owner of the Collateral of such Pledgor free and clear of any Lien, claim, option or right of others, except for Permitted Liens.  As of the date hereof, no effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing Pledgor or any trade name of Pledgor as debtor is on file in any recording office, except (i) such as may have been filed in favor of the Collateral Agent relating to the Loan Documents and (ii) to the extent that such financing statement or other instrument similar in effect does not relate to such Pledgor’s interest in the Collateral.

Section 5.3                                    The Pledged Interests pledged by such Pledgor hereunder have been duly authorized and, if relating to a corporation, validly issued and are fully paid and non-assessable.  If such Pledgor is an issuer of Pledged Interests, such Pledgor confirms, by virtue of its execution of this Agreement, that it has received notice of such security interest.

Section 5.4                                    The Initial Pledged Equity pledged by such Pledgor constitutes the percentage of the issued and outstanding Capital Stock of the issuers thereof indicated on Schedule II hereto.

Section 5.5                                    Certificated securities representing all the Initial Pledged Equity have been delivered to the Collateral Agent in accordance with Section 4.1.  None of the Pledged Equity is credited to a “securities account” (within the meaning of Section 8-501(a) of the UCC).  The Initial Pledged Equity pledged by such Pledgor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule I hereto, which is all of the issued and outstanding Equity Interests in the respective Borrower or Guarantor issuer of such interests.

Section 5.6                                    All filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and Section 16 of UETA and (B) actions necessary to perfect the Collateral Agent’s security interest with respect to Collateral evidenced by a certificate of ownership) necessary to perfect the security interest in the Collateral of such Pledgor created under this Agreement have been duly made or taken and are in full force and effect, or, upon filing by Administrative Agent or Collateral Agent of UCC-1 financing statements and similar perfection documents shall be in full force and effect and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings, perfected first priority security interest in all Collateral of such Pledgor that may be perfected by the filing of UCC-1 financing statements, securing the payment of the Secured Obligations.

Section 5.7                                    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Pledgor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), or (iii) the exercise by the Collateral Agent of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except for the filing of financing and continuation statements under the UCC, filings with the United States Securities and Exchange Commission, such actions as may be required by applicable laws affecting the offering and sale of securities generally, and consents, authorizations, filings or other actions which have been obtained or made.

Section 6                                              Further Assurances.

Section 6.1                                    Each Pledgor agrees that from time to time, at its own expense, such Pledgor will execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Pledgor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Pledgor.  Without limiting the generality of the foregoing, each Pledgor will, upon the reasonable request of the Administrative Agent, promptly, with respect to the Collateral of such Pledgor, deliver to the Collateral Agent evidence that all other action that the Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect, and continue the protection and perfection of, the security interest created by Pledgor under this Agreement in a manner consistent with the requirements of this Agreement have been taken.

Section 6.2                                    Each Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto; provided, however, that such filings shall in any event include a description of collateral no more expansive than the descriptions in Section 1 of this Agreement (including the defined terms from the Credit Agreement incorporated therein by reference).  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  Each Pledgor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

Section 6.3                                    Each Pledgor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Security Collateral of such Pledgor and such other reports in connection with such Security Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

Section 7                                              Changes.

Section 7.1                                    No Pledgor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 5.1 of this Agreement without first giving at least thirty (30) days’ prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.  Except as not otherwise prohibited by the Credit Agreement, no Pledgor will become bound by a pledge agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) that purports to create a security interest in any part of the Collateral without giving the Collateral Agent thirty (30) days’ prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent’s security interest in the Collateral will be maintained.  Each Pledgor will hold and preserve its records relating to the Collateral, and will, upon reasonable notice, permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents.  If the Pledgor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

Section 7.2                                    If any Pledgor shall, as a result of its ownership of the Pledged Equity, become entitled to receive or shall receive any stock certificate or limited partnership or regular membership certificate, as applicable (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Equity, or otherwise in respect thereof, such Pledgor shall receive the same in trust for the benefit of the Collateral Agent, hold the same in trust for the Collateral Agent and, no later than ten (10) Business Days following receipt thereof deliver the same to the Collateral Agent in the exact form received, duly endorsed by such Pledgor to the Collateral Agent, if required, together with an updated stock, regular membership or limited partnership interest power covering such certificate duly executed in blank, to be held by the Collateral Agent hereunder as additional security for the Secured Obligations.  Such Pledgor shall also deliver to the Administrative Agent together with such certificates and powers an updated Schedule II to this Agreement.

Section 8                                              UCC Article 8.  The Pledged Equity (i) will continue to be “securities” within the meaning of Sections 8-102(a)(15) and 8-103 of the UCC and (ii) will continue to be “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC).  The Pledged Equity will not be credited to a “securities account” (within the meaning of Section 8-501(a) of the UCC).

Section 9                                              Voting Rights; Distributions; Etc.

Section 9.1                                    So long as no Event of Default shall have occurred and be continuing:

(i)                                     Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of each Pledgor or any part thereof for any purpose; provided, however, that such Pledgor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii)                                  Except as provided pursuant to Section 7.2, each Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Pledgor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents.

(iii)                               The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

Section 9.2                                    Upon the occurrence and during the continuance of an Event of Default:

(i)                                     All rights of each Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 9.1(i) shall, upon notice to such Pledgor by the Administrative Agent or Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 9.1(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii)                                  All dividends, interest and other distributions that are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 9.2 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall be promptly paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 10                                       Transfers and Other Liens; Additional Equity Interests.

Section 10.1                             Each Pledgor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of the Collateral, and options relating to the Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement and Permitted Liens.

Section 10.2                             Except as otherwise issued in a Qualified Public Offering or other transaction permitted under the Credit Agreement, each Pledgor agrees that it shall (i) cause each issuer of the Pledged Interests pledged by such Pledgor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Interests issued by such issuer, except to such Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional Equity Interests or other securities held or received by such Pledgor, subject to the terms of the Credit Agreement.

Section 11                                       Administrative Agent Appointed Attorney-in-Fact.  To the extent permitted by applicable law, each Pledgor hereby irrevocably appoints the Collateral Agent such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

Section 11.1                             to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

Section 11.2          to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with Section 11.1 above, and

Section 11.3          to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or the rights of the Collateral Agent with respect to any of the Collateral.

Section 12             Collateral Agent May Perform.  If any Pledgor fails to perform any agreement contained herein, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Pledgor under Section 15.

Section 13             The Collateral Agent’s Duties.

Section 13.1          The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for (i) the exercise of reasonable care with respect to, and the safe custody of, any Collateral in its possession and the accounting for moneys actually received by it hereunder, and (ii) liability for the gross negligence or willful misconduct of any of the Collateral Agent’s officers, directors, agents or employees, the Collateral Agent shall have no duty or liability as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

Section 13.2          Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each, a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral.  In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Pledgor hereunder shall be deemed for purposes of this Pledge Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Pledgor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

Section 14             Remedies.  If any Event of Default shall have occurred and be continuing:

Section 14.1          The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:  (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; and (ii) exercise any and all rights and remedies of any of the Pledgors under or in connection with the Collateral, or otherwise in respect of the Collateral.  Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Section 14.2          Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral will be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 15) by the Collateral Agent for the ratable benefit of the Secured Parties against the Secured Obligations in accordance with the priority for payments set forth in the Credit Agreement.  Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

Section 14.3          All payments received by any Pledgor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

Section 14.4          If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Pledgor pursuant to this Section 14, each Pledgor agrees that, upon request of the Collateral Agent, such Pledgor will, at its own expense, provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Administrative Agent and the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral and otherwise cooperate with such sale of such Security Collateral or any part thereof as the Collateral Agent reasonably requires to ensure that such sale is valid and binding and in compliance with applicable law.

Section 14.5          The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 14, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral:  (i) any information and projections provided to it pursuant to Section 14.1 above; and (ii) any other information in its possession relating to such Security Collateral.

Section 14.6          The rights of the Collateral Agent and Administrative Agent under this Agreement shall not be conditioned or contingent upon the pursuit by the Collateral Agent or Administrative Agent of any right or remedy against any Pledgor or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any other security therefore, guarantee thereof or right of offset with respect thereto.  The Administrative Agent or Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

Section 15             Indemnity and Expenses.

Section 15.1          Each Pledgor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

Section 15.2          Each Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent and Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Pledgor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and Administrative Agent or the other Secured Parties hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

Section 16             Amendments; Waivers; Additional Pledgors, Etc.

Section 16.1          No amendment shall in any event be effective unless the same shall be in writing and signed by the parties hereto.  No waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 16.2          Upon the execution and delivery, or authentication, by any Person of a pledge agreement supplement in substantially the form of Exhibit A hereto (each, a “Pledge Agreement Supplement”), (i) such Person shall be referred to as an “Additional Pledgor” and shall be and become a Pledgor hereunder, and each reference in this Agreement and the other Loan Documents to “Pledgor” shall also mean and be a reference to such Additional Pledgor,  and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Pledgor, and (ii) the supplemental Schedules I-III attached to each Pledge Agreement Supplement (the “Supplemental Schedules”) shall be incorporated into and become a part of and supplement Schedules I-III, respectively, hereto (the “Schedules”), and the Collateral Agent may attach such Supplemental Schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Pledge Agreement Supplement.

Section 17             Notices, Etc.  All notices and other communications provided for hereunder shall be given in accordance with Section 12.1 of the Credit Agreement.  Delivery by telecopier or email (in .pdf or similar electronic format) of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Pledge Agreement Supplement or the Schedules hereto shall be effective as delivery of an original executed counterpart thereof.

Section 18             Continuing Security Interest; Assignments under the Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination Date, (b) be binding upon each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement in accordance with the terms thereof (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in Section 12.5 of the Credit Agreement.

Section 19             Release; Termination.

The pledge and security interest granted hereby shall automatically terminate, the Liens on the Collateral granted under the Loan Documents will automatically be released (i) in whole, upon payment in full of the Secured Obligations or upon the Collateral Release Date, (ii) as to any property constituting Collateral that is sold, leased, transferred or otherwise disposed of by a Pledgor in accordance with the terms of the Loan Documents, including by way of merger, consolidation or dissolution that is permitted under the Loan Agreement, (iii) with respect to any Collateral that is owned by a Pledgor that is released from its Guarantee pursuant to the Loan Agreement, and (iv) with the consent of the Lenders or

Requisite Lenders, as applicable, pursuant to the Credit Agreement, and, in each case, all rights to the applicable Collateral shall revert to the applicable Pledgor.  Notwithstanding any provision to the contrary herein, as and when requested by any Pledgor, the Collateral Agent shall, at the Pledgor’s cost, (y) execute and deliver UCC financing statement amendments or releases that remove the released Collateral from any previously filed financing statements that included such released Collateral in the description of the assets covered thereby and (z) deliver to such Pledgor any such released Collateral in the Collateral Agent’s possession following the release of such Collateral.  If requested in writing by a Pledgor, the Administrative Agent shall, at the Pledgor’s cost, promptly execute and deliver such other documents, instruments or statements and to take such other action as such Pledgor may reasonably request to evidence or confirm that the Collateral is released in accordance with this Section 19 has been released from the Liens of each of the Loan Documents.

Section 20             Security Interest Absolute.

Section 20.1          The obligations of each Pledgor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Pledgor to enforce this Agreement, irrespective of whether any action is brought against such Pledgor or any other Loan Party or whether such Pledgor or any other Loan Party is joined in any such action or actions.  All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Pledgor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Pledgor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(i)            any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

(ii)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(iii)          any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(iv)          any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

(v)           any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(vi)          any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Pledgor waiving any duty on the part of the Secured Parties to disclose such information);

(vii)         the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Pledgor or other Pledgor or surety with respect to the Secured Obligations; or

(viii)        any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Pledgor or any other Pledgor or a third party Pledgor of a security interest.

(ix)          This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

Section 21             Third Party Waivers.

Section 21.1          Each Pledgor authorizes the Collateral Agent to perform any or all of the following acts at any time in its sole discretion, all without notice to any Pledgor, without affecting such Pledgor’s obligations under this Agreement or any other Loan Documents and without affecting the liens and encumbrances against the Collateral in favor of the Collateral Agent:

(i)            Subject to Section 12.6 of the Credit Agreement, the Collateral Agent may alter any terms of the Obligations or any part thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Obligations or any part thereof.

(ii)           The Collateral Agent may take and hold security for the Obligations, accept additional or substituted security, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

(iii)          The Collateral Agent may direct the order and manner of any sale of all or any part of any security now or later to be held for the Obligations, and the Collateral Agent (or its nominees or designees) may also bid at any such sale.

(iv)          The Collateral Agent may apply any payments or recoveries from Borrower, any Pledgor or any other source, and any proceeds of any security, to the obligations under the Loan Documents in such manner, order and priority as the Collateral Agent may elect.

(v)           The Collateral Agent may release the Borrower or any other person or entity of its liability for the Obligations or any part thereof.

(vi)          The Collateral Agent may substitute, add or release any one or more guarantors or endorsers.

(vii)         In addition to the Obligations, the Collateral Agent may extend other credit to the Borrower, and may take and hold security for the credit so extended.

Section 21.2          Each Pledgor waives:

(i)            Any right it may have to require the Collateral Agent to proceed against the Borrower, any Pledgor or any other person or entity, proceed against or exhaust any security held from the Borrower, any Pledgor or any person or entity, or pursue any other remedy in the Collateral Agent’s power to pursue;

(ii)           Any defense based on any claim that any Pledgor’s obligations exceed or are more burdensome than those of the Borrower, any Pledgor or any other Person;

(iii)          Any defense:  (A) based on any legal disability of any other Person, (B) based on any release, discharge, modification, impairment or limitation of the liability of any other person or entity to the Collateral Agent from any cause, whether consented to by the Collateral Agent or arising by operation of law, (C) arising out of or able to be asserted as a result of any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of any other person or entity or any of their respective affiliates, or any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case as undertaken under any U.S. Federal or State law (each of the foregoing described in this clause (C) being referred to herein as an “Insolvency Proceeding”); or (D) arising from any rejection or disaffirmance of the Obligations, or any part thereof, or any security held therefor, in any such Insolvency Proceeding;

(iv)          Any defense based on any action taken or omitted by the Collateral Agent in any Insolvency Proceeding involving any other Person, including any election to have the Collateral Agent’s claim allowed as being secured, partially secured or unsecured, any extension of credit by the Collateral Agent to any other Person in any Insolvency Proceeding, and the taking and holding by the Collateral Agent of any security for any such extension of credit;

(v)           All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intention to accelerate, notices of acceleration, notices of acceptance of this Agreement or any other Loan Document and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind (except or expressly required by the Loan Documents); and

(vi)          Except for such notices as required by the Loan Documents, any defense based on or arising out of any defense that the Borrower or any of its affiliates may have to the payment or performance of the Obligations (other than the defense that the Obligations have been paid in full).

Section 21.3          (a) After the occurrence and during the continuance of any Event of Default, in its sole discretion, without prior notice (except as required by applicable law) to or consent of any Pledgor or the Borrower, the Collateral Agent may elect to:  (1) foreclose against any collateral for the Secured Obligations, (2) accept any offer to transfer any such collateral for the Secured Obligations in lieu of foreclosure, (3) compromise or adjust the Secured Obligations or any part thereof or make any other accommodation with Borrower or any Person, or (4) exercise any other remedy against the Borrower or any person or entity or any collateral for the Secured Obligations.  No such action by the Collateral Agent shall release or limit the Collateral Agent’s rights hereunder or under the other Loan Documents, even if the effect of the action is to deprive any Pledgor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from the Borrower or any other Person for any sums paid to the Collateral Agent, whether contractual or arising by operation of law or otherwise.  Each Pledgor expressly agrees that under no circumstances shall such Pledgor be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Collateral Agent or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Secured Obligations in accordance with this Agreement and Applicable Law.

(b)           Subject to the payment in full of all Secured Obligations, each Pledgor shall retain its rights to seek contribution and reimbursement from, and rights of subrogation with respect to, any other Pledgor to the extent the Secured Obligations hereunder render such Pledgor insolvent.  Such rights of subrogation, contribution and reimbursement shall be subordinate to the Secured Obligations, and no Pledgor shall enforce any such rights until the Secured Obligations shall have been paid in full.

Section 22             Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or email (in .pdf or similar electronic format) shall be effective as delivery of an original executed counterpart of this Agreement.

Section 23             The Credit Agreement.  If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall control and govern to the extent of such inconsistency.

Section 24             Jurisdiction, Etc.

Section 24.1          Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the County and City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Loan Parties or their properties in the courts of any jurisdiction.

Section 24.2          Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 25             Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 26.            WAIVER OF JURY TRIAL.  Each of the parties hereto irrevocably and unconditionally  waives, to the fullest extent permitted by applicable law, (a) any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents and (b) any claims for punitive damages (to the extent such claims arise from the use of proceeds of the Loans for the purpose of acquisitions).  Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 26.

[Signatures on following pages]

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CITIBANK, N.A.,
as Collateral Agent

By:	/s/ Christopher J. Albano
	Name:	Christopher J. Albano
	Title:	Authorized Signatory

[Signatures continue on following pages]

PLEDGORS:

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name: John C. Popeo
Title: Chief Financial Officer and Treasurer

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

Schedule I to the
Pledge Agreement

LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

Pledgor	Location and Chief Executive Office	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.
SELECT INCOME REIT	Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1460	real estate investment trust	Maryland	D14425177
INDUSTRIAL LOGISTICS PROPERTIES TRUST	Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1460	real estate investment trust	Maryland	D18270009

Schedule II to the
Pledge Agreement

PLEDGED EQUITY

Pledgor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares or Membership Interests
Select Income REIT	Industrial Logistics Properties Trust	common	$0.01	1, 2	45,000,000	100%
Industrial Logistics Properties Trust	Alpha BT LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	Hawaii MMGD LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	Hawaii Phoenix Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	Higgins Properties LLC	Common membership interests	None	1	N/A	100%

Industrial Logistics Properties Trust	ILPT Avon LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT Florida LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT Mahwah LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT Newton Iowa LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT TN LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT Tower LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT Trails Road LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT Virginia LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	ILPT Windsor LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	LTMAC Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	Masters Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	Orville Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	RFRI Properties LLC	Common membership interests	None	1	N/A	100%

Industrial Logistics Properties Trust	Robin 1 Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Albany LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Ankeny LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Asheville LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Baton Rouge LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Bemidji LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Brookfield LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Burlington LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Chillicothe LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Denver LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Fernley LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Fort Smith LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Harvey LLC	Common membership interests	None	1	N/A	100%
Industrial	SIR ID	Common	None	1	N/A	100%

Logistics Properties Trust	Colorado Springs LLC	membership interests
Industrial Logistics Properties Trust	SIR Kalamazoo LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Lafayette LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Lincoln LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR McAlester LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Minot LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Murfreesboro LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR North East LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Obetz LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Orange Township LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Pocatello LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Pueblo LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Rock Hill LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics	SIR Rockford (American)	Common membership	None	1	N/A	100%

Properties Trust	LLC	interests
Industrial Logistics Properties Trust	SIR Salt Lake City LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR South Point LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	SIR Spartanburg LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	Tanaka Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	TedCal Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	TSM Properties LLC	Common membership interests	None	1	N/A	100%
Industrial Logistics Properties Trust	Z&A Properties LLC	Common membership interests	None	1	N/A	100%

Exhibit A to the
Pledge Agreement

FORM OF PLEDGE AGREEMENT SUPPLEMENT

[Date of Pledge Agreement Supplement]

To:                             Citibank, N.A., as Collateral Agent
1615 Brett Road OPS III
New Castle, DE 19720
Attention:  Bank Loan Syndications Department

INDUSTRIAL LOGISTICS PROPERTIES TRUST

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of December 29, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Industrial Logistics Properties Trust, a Maryland real estate investment trust, as the Borrower, the Secured Parties party thereto, Citibank, N.A., as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the “Collateral Agent”), and Citibank, N. A., as administrative agent for the Lenders and the other financial institutions party thereto, and (ii) the Pledge Agreement dated December 29, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) made by the Pledgors from time to time party thereto in favor of the Collateral Agent for the Secured Parties.  Terms defined in the Credit Agreement or the Pledge Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Pledge Agreement.

SECTION 1.  Grant of Security.  The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached Supplemental Schedules to the Schedules to the Pledge Agreement.

SECTION 2.  Security for Obligations.  The grant of a security interest in, the Collateral by the undersigned under this Pledge Agreement Supplement and the Pledge Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.  Without limiting the generality of the foregoing, this Pledge Agreement Supplement and the Pledge Agreement secure the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party or SIR.

SECTION 3.  Supplements to Pledge Agreement Schedules.  The undersigned has attached hereto Supplemental Schedules I through III to Schedules I and II respectively, to the Pledge Agreement, and the undersigned hereby certifies, as of the date first above written, that such Supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Pledge Agreement and are complete and correct.

SECTION 4.  Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 5 of the Pledge Agreement (as supplemented by the attached Supplemental Schedules) to the same extent as each other Pledgor.

Exhibit A-1

SECTION 5.  Obligations Under the Pledge Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Pledgor by all of the terms and provisions of the Pledge Agreement to the same extent as each of the other Pledgors.  The undersigned further agrees, as of the date first above written, that each reference in the Pledge Agreement to an “Additional Pledgor” or a “Pledgor” shall also mean and be a reference to the undersigned.

SECTION 6.  Jurisdiction, Etc.  (a)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the County and City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Pledge Agreement Supplement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Pledge Agreement Supplement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Pledge Agreement Supplement or the other Loan Documents against the Loan Parties or their properties in the courts of any jurisdiction.

(b)  Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 7.  Governing Law.  This Pledge Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8.  WAIVER OF JURY TRIAL.  The undersigned unconditionally waives, to the fullest extent permitted by applicable law, (a) any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Pledge Agreement Supplement or any of the other Loan Documents and (b) any claims for punitive damages (to the extent such claims arise from the use of proceeds of the Loans for the purpose of acquisitions).  Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Pledge Agreement Supplement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 8.

[NO FURTHER TEXT ON THIS PAGE]

Exhibit A-2

Very truly yours,

[NAME OF ADDITIONAL PLEDGOR]

By:
Name:
Title:

Address for notices:

Exhibit A-3

Exhibit B to the
Pledge Agreement

FORM OF AUTHORIZATION STATEMENT

[                        ] [    ], 20[    ]

To:          [Name and Address of Issuer]

Reference is made to the Pledge Agreement, dated December 29, 2017 (the “Pledge Agreement”; capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Pledge Agreement), made by the undersigned and certain other parties to Citibank, N.A., as Collateral Agent, a copy of which is attached hereto.  Pursuant to the Pledge Agreement, the undersigned hereby notifies [Name of Issuer] that the undersigned has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all of the undersigned’s right, title and interest in and to all of the Pledged Equity (including all of the Equity Interests of the undersigned in [Name of Issuer]), and hereby instructs [Name of Issuer] to register the Security Interest in favor of:

CITIBANK, N.A.,
as Administrative Agent
1615 Brett Road OPS III
New Castle, Delaware 19720
Attention:  Bank Loan Syndications Department

Very truly yours,

[NAME OF PLEDGOR]

By:
Name:
Title:

Exhibit B-1

Exhibit C to the
Pledge Agreement

FORM OF ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Authorization Statement, dated as of [              ] [    ], [20    ] and the Pledge Agreement referred to therein.

[NAME OF ISSUER]

By:
Name:
Title:

Exhibit C-1